UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

611 N Nevada Street
Carson City, NV 89703
(Address of principal executive offices) (Zip Code)

(604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

Effective on August 12, 2010, Gryphon Gold Corporation (the “Registrant“) terminated the services of its principal registered independent public accountant, Ernst & Young LLP (“Ernst & Young“), and as of August 20th, 2010 Gryphon Gold Corporation appointed DeCoria Maichel & Teague Professional Accounting Services Firm as its independent registered public accounting firm.

In Ernst & Young’s principal accountant reports on the Registrant’s financial statements for each of the past two fiscal years ended March 31, 2010 and 2009, no adverse opinion was issued and no opinion of Ernst & Young was modified as to audit scope or accounting principles. Ernst & Young’s principal accountant reports on the Registrant’s financial statements for the last two fiscal years ended March 31, 2010 and 2009, each contained a disclaimer paragraph concerning uncertainty as to the Registrant’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty. No other reports in each of the past two fiscal years contained a disclaimer of opinion or were modified as to uncertainty.

The change in auditor was recommended and approved by the Registrant’s audit committee.

In the two most recent fiscal years and any interim period preceding the dismissal of Ernst & Young LLP, the Registrant is not aware of any disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

The Registrant is not aware of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of Ernst & Young.

Ernst & Young has been provided the disclosure in this Current Report on Form 8-K, and within ten business days, will provide a letter commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which will be attached as Exhibit 16.1 upon receipt by the Registrant.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
16.1	Letter from Ernst & Young LLP regarding change in certifying accountant

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION.
(Registrant)

Dated: September 14, 2010	By: /s/ John Key
John Key
Chief Executive Officer